Filed Pursuant to Rule 497(e)

Registration File No.: 333-227456

BLACKROCK CREDIT STRATEGIES FUND

Supplement dated April 1, 2020 to the

Prospectus and Statement of Additional Information (“SAI”),

each dated February 28, 2019, as supplemented to date

This supplement amends certain information in the Prospectus and SAI of BlackRock Credit Strategies Fund (the “Fund”), each dated February 28, 2019, as supplemented to date. Unless otherwise indicated, all other information included in the Prospectus and SAI that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus and/or SAI.

Effective immediately, the Fund is offering Class A Shares. Accordingly, the following changes are made to the Prospectus and SAI, effective immediately:

The table on the cover of the Prospectus is deleted in its entirety and replaced with the following:

	Price to Public(1)	Maximum Sales Load(2)	Proceeds to the Fund
Per Institutional Share	At current NAV	N/A	Amount invested at NAV
Per Class A Share	At current NAV, plus sales load of up to 2.50%, if applicable	2.50%	Amount invested at NAV less sales load

[1]

Institutional Shares were initially offered at an initial public offering price of $10.00 per Share in an initial closing that occurred on March 1, 2019, and thereafter have been offered on a continuous basis at net asset value (“NAV”) per share. Class A Shares will be offered at an offering price equal to the then-current NAV of the applicable class plus the applicable sales load, as described in this prospectus. See “Plan of Distribution.”

[2]

Generally, the stated minimum initial investment by an investor in the Fund is $250,000 for Institutional Shares and $2,500 for Class A Shares. For Institutional Shares, the minimum initial investment is waived or reduced for certain eligible investors as described under “Plan of Distribution—Minimum Investments.” There is no minimum subsequent investment for the Shares. There is no sales load for Institutional Shares. Investors purchasing Class A Shares may be charged a sales load of up to 2.50% of the investor’s aggregate purchase. The Distributor or Dealers (as defined herein) may waive all or a portion of the sales load for certain classes of investors as described under “Plan of Distribution—Class A Shares.” Institutional Shares are not subject to any asset-based distribution fees but are only available through the Distributor or an asset-based fee program sponsored by a registered broker-dealer or registered investment adviser (also known as a “wrap fee” program) that has an agreement with the Distributor. Class A Shares are subject to a distribution fee and shareholder servicing fee that will accrue at an annual rate equal to 0.75%. 0.25% of the fee is a shareholder service fee and the remaining portion is a distribution fee. See “Summary of Fund Fees and Expenses,” “Plan of Distribution” and “Periodic Repurchase Offers.”

The first paragraph of the section entitled “Securities Offered” on the cover of the Prospectus is deleted in its entirety and replaced with the following:

The Fund continuously offers two classes of Shares of the Fund: Institutional Shares and Class A Shares. The Fund has received exemptive relief from the Securities and Exchange Commission that permits the Fund to, among other things, issue multiple classes of Shares and to impose asset-based distribution fees and early-withdrawal fees as applicable. The Shares are offered at an offering price equal to the then-current NAV of the applicable class plus, in the case of Class A Shares, the applicable sales load. Institutional Shares are not subject to any sales load or asset-based distribution fee. The maximum sales load for Class A Shares is 2.50% of the amount invested for Class A Shares. A contingent deferred sales charge of 1.50% is assessed on Fund repurchases of Class A Shares made within 18 months after purchase where no initial sales load was paid at the time of purchase as part of an investment of $250,000 or more.

The second paragraph in the subsection entitled “Prospectus Summary – The Fund” in the Prospectus is deleted in its entirety and replaced with the following:

The Fund continuously offers two classes of common shares of beneficial interest (“Shares”) of the Fund: Institutional Shares and Class A Shares. The Fund has received exemptive relief from the Securities and Exchange Commission (“SEC”) to, among other things, issue multiple classes of Shares and to impose asset-based distribution fees and early-withdrawal fees as applicable (the “Multi-Class Exemptive Relief”). The Fund may offer other additional classes of Shares in the future with fees and expenses that differ from the classes of Shares described in this prospectus.

The subsection entitled “Prospectus Summary – Share Classes; Purchase of Common Shares” in the Prospectus is deleted in its entirety and replaced with the following:

Share Classes; Purchase of Common Shares

As discussed above, the Fund has received the Multi-Class Exemptive Relief, which permits the Fund to, among other things, issue multiple classes of Shares and to impose asset-based distribution fees and early-withdrawal fees as applicable. The Fund currently offers two classes of Shares: Institutional Shares and Class A Shares. The Fund may in the future register and include other classes of Shares in the offering.

The Shares are offered on a daily basis. Shares are being offered through the Distributor at an offering price equal to the then-current NAV of the applicable class, plus, with respect to Class A Shares, the applicable sales load. The Distributor or Dealers (as defined below) may waive all or a portion of the sales load for certain classes of investors. Generally, the stated minimum initial investment by an investor in the Fund is $250,000 for Institutional Shares and $2,500 for Class A Shares. For Institutional Shares, the minimum initial investment is waived or reduced for certain eligible investors as described under “Plan of Distribution—Minimum Investments.” The minimum initial investment for each class of Shares may be modified or waived by the Fund and the Distributor for the Trustees and certain employees of BlackRock, Inc., including its affiliates, vehicles controlled by such Trustees and employees and their extended family members. There is no minimum subsequent investment for the Shares. See “Plan of Distribution” in the prospectus.

The subsection entitled “Prospectus Summary – Distribution and Shareholder Servicing Fee on Class A Shares” in the Prospectus is deleted in its entirety and replaced with the following:

Distribution and Shareholder Servicing Fee on Class A Shares	Institutional Shares are not subject to a distribution or shareholder servicing fee. Class A Shares are subject to an ongoing Distribution and Servicing Fee to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of clients who own Shares of the Fund. Under the terms of the Multi-Class Exemptive Relief, the Fund is subject to Rule 12b-1 under the Investment Company Act. The Fund has adopted a distribution and servicing plan (the “Distribution and Servicing Plan”) and pays the Distribution and Servicing Fee under such plan. The Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the Investment Company Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. The maximum annual rates at which the Distribution and Servicing Fees may be paid under the Distribution and Servicing Plan (calculated as a percentage of the Fund’s average daily net assets attributable to the Class A Shares) is 0.75%. 0.25% of such fee is a shareholder service fee and the remaining portion is a distribution fee.

The section entitled “Summary of Fund Fees and Expenses” in the Prospectus is deleted in its entirety and replaced with the following:

SUMMARY OF FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares. You may qualify for sales load discounts if you and your family invest, or agree to invest in the future, at least $250,000 in the fund complex advised by the Advisor or its affiliates. More information about these and other discounts is available from your Dealer or other financial intermediary and in the “Plan of Distribution” section of this prospectus.

Shareholder Transaction Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares
Maximum Sales Load imposed on purchases (as a percentage of offering price)(1)	None	2.50%
Maximum Deferred Sales Load (as a percentage of offering price or repurchase proceeds, whichever is lower)	None	1.50	%(2)
Dividend Reinvestment Plan Fees(3)	None	None
Repurchase Fee(4)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of average net assets attributable to Shares, assuming the use of leverage)(5)
Management Fee(6), (10)	1.33%	1.33%
Distribution and Servicing Fee(7)	None	0.75%
Interest Expenses(8)	1.11%	1.11%
Other Expenses(9)	1.24%	1.24%
Acquired Fund Fees and Expenses	0.04%	0.04%

Total Annual Fund Operating Expenses	3.72%	4.47%
Fee Waivers and/or Expense Reimbursement(10)	(0.77)%	(0.77)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement(10)	2.95%	3.70%

(1)

There is no sales load for Institutional Shares. Investors purchasing Class A Shares may be charged a sales load of up to 2.50% of the investor’s aggregate purchase. The table assumes the maximum sales load is charged. The Distributor or Dealers may waive all or a portion of the sales load for certain classes of investors. See “Plan of Distribution.”

(2)

A contingent deferred sales charge (“CDSC”) of 1.50% is assessed on Fund repurchases of Class A Shares made within 18 months after purchase where no initial sales load was paid at the time of purchase as part of an investment of $250,000 or more.

(3)

The Reinvestment Plan Agent’s (as defined below under “Dividend Reinvestment Plan”) fees for the handling of the reinvestment of dividends will be paid by the Fund. Any fees attributable to the Dividend Reinvestment Plan are included in the estimate of “Other Expenses.”

(4)	The Fund does not currently intend to impose a repurchase fee but is permitted to charge up to 2%. See “Periodic Repurchase Offers—Repurchase Fee.”

(5)

The Fund may use leverage through borrowings. The figures in this table are based on the assumption that the Fund uses leverage through borrowings in an amount equal to 33% of the Fund’s net assets attributable to the Shares. The Fund currently borrows under the Facility. At any time that the Fund does not have any borrowings outstanding, its net expenses would be lower than what is reflected in the table.

In order to help you better understand the costs associated with the Fund’s intended leveraging strategy, and the fees and expenses the Fund will bear as it implements it leveraging strategy, the table below sets forth the Fund’s expenses with respect to each class of Shares assuming the Fund does not use leverage:

	Percentage of net assets attributable to Shares (assuming no leverage)
	Institutional Shares	Class A Shares
Estimated Annual Fund Operating Expenses
Management Fee(6), (10)	1.00%	1.00%
Distribution and Servicing Fee	None	0.75%
Other Expenses(9)	1.24%	1.24%
Acquired Fund Fees and Expenses	0.04%	0.04%

Total Annual Fund Operating Expenses	2.28%	3.03%
Fee Waivers and/or Expense Reimbursement(10)	(0.77)%	(0.77)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement(10)	1.51%	2.26%

(6)

Management Fees are based on estimated levels of borrowing for the current fiscal year. The amount shown in the table above is based on the assumption that the Fund borrows for investment purposes an amount equal to 33% of the Fund’s net assets attributable to the Shares during such period. The Advisor receives an annual fee, payable monthly, in an amount equal to 1.00% of the average daily value of the Fund’s Managed Assets. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). This means that during periods in which the Fund is using leverage, the fee paid to the Advisor will be higher than if the Fund did not use leverage because the fee is calculated as a percentage of the Fund’s Managed Assets, which include those assets purchased with leverage. In accordance with the requirements of the SEC, the table above shows the Fund’s management fee as a percentage of average net assets attributable to common shareholders.

(7)

Institutional Shares are not subject to a distribution fee or shareholder servicing fee. Class A Shares are subject to an ongoing distribution fee and shareholder servicing fee (together, the “Distribution and Servicing Fee”) that will accrue at an annual rate equal to 0.75%. 0.25% of the fee is a shareholder service fee and the remaining portion is a distribution fee. The Distributor uses these fees, in respect of the Class A Shares, to compensate Dealers for distribution-related expenses, if applicable, and providing ongoing services in respect of clients who own Class A Shares of the Fund. See “Plan of Distribution.”

(8)

Interest Expenses are based on estimated levels of borrowing and estimated interest rates for the current fiscal year. The amount shown in the table above is based on the assumption that the Fund borrows for investment purposes an amount equal to 33% of the Fund’s net assets attributable to the Shares during such period, and that the annual effective interest rate is 3.34% (which includes estimated interest rates for borrowings under the Facility under current market conditions plus certain related fees and expenses). If the Fund were to use higher levels of borrowing or pay higher interest rates, Interest Expenses as a percentage of average net assets would be higher. The Fund’s ability to incur leverage during the next twelve months depends, in large part, on the amount of money the Fund is able to raise through the sale of Shares, market conditions and other factors. The Fund currently borrows under the Facility. From the Fund’s inception on February 28, 2019 through the end of the fiscal period ended December 31, 2019, the average amount of borrowings and the daily weighted average interest rate under the Facility were $1,498,371 and 3.58%, respectively.

(9)

Other expenses are estimated and include, but are not limited to, all initial and ongoing offering expenses (other than any applicable sales load), accounting, legal and auditing fees of the Fund and Sub-Transfer Agency Expenses. “Sub-Transfer Agency Expenses” include expenses and fees paid to agents and intermediaries for sub-transfer agency, sub-accounting and other shareholder processing services on behalf of shareholders of the Fund held through omnibus and networked, record shareholder accounts.

(10)

The Fund has entered into an Expense Agreement in which the Advisor has agreed to waive and/or reimburse certain operating and other expenses of the Fund in order to limit certain expenses to 0.50% of the Fund’s average daily value of the net assets of each share class. Subject to the terms of the Expense Agreement, expenses borne by the Advisor in the prior two fiscal years of the Fund are subject to recoupment by the Advisor. Such recoupment arrangement will terminate on March 1, 2026. The Fund will carry forward any waivers and/or reimbursements of fees and expenses in excess of the Expense Cap and repay the Advisor such amount provided the Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment after giving effect to the repayment. The Expense Agreement continues from year to year if approved by a majority of the Fund’s Independent Trustees. The current term of the Expense Agreement expires on June 30, 2021. The Expense Agreement may be terminated prior to June 30, 2021 only by action of a majority of the Independent Trustees or by a vote of a majority of the Fund’s outstanding voting securities. See “Management of the Fund — Investment Management Agreement — Expense Agreement” for more information regarding the operating and other expenses that the Advisor has agreed to waive and/or reimburse pursuant to the Expense Agreement.

The Fund and the Advisor have also entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Advisor has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the Advisor or its affiliates that have a contractual fee, through June 30, 2021. In addition, pursuant to the Fee Waiver Agreement, the Advisor has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to the Advisor indirectly through its investment in money market funds managed by the Advisor or its affiliates, through June 30, 2021. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Fund (upon the vote of a majority of the Independent Trustees or a majority of the outstanding voting securities of the Fund), upon 90 days’ written notice by the Fund to the Advisor.

Example

As required by relevant SEC regulations, the following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in Shares. In calculating the following expense amounts, the Fund has assumed its direct and indirect annual expenses would remain at the percentage levels set forth in the table above, that the maximum sales load is charged on Class A Shares and that the Expense Agreement and the Fee Waiver Agreement are only in effect for the first year since they expire on June 30, 2021. The Expense Agreement and the Fee Waiver Agreement, however, do continue from year to year if approved by a majority of the Fund’s Independent Trustees.

An investor would pay the following expenses on a $1,000 investment in the Shares, assuming a 5.0% annual return:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$30	$107	$186	$392
Class A Shares	$61	$150	$240	$468

The second paragraph of the subsection entitled “Description of Shares – Shares of Beneficial Interest” in the Prospectus is deleted in its entirety and replaced with the following:

The Fund has received exemptive relief from the SEC to, among other things, issue multiple classes of Shares and to impose asset-based distribution fees and early-withdrawal fees as applicable. An investment in any Share class of the Fund represents an investment in the same assets of the Fund. However, the minimum investment amounts, sales loads, if applicable, and ongoing fees and expenses for each Share class may be different. The fees and expenses for the Fund are set forth in “Summary of Fund Fees and Expenses.” The details of each class of Shares are set forth in “Plan of Distribution.”

The fifth paragraph of the subsection entitled “Description of Shares – Shares of Beneficial Interest” in the Prospectus and the table that follows such paragraph are deleted in their entirety and replaced with the following:

The following table shows the amounts of Shares that have been authorized and outstanding as of March 26, 2020:

Title of Class	Amount Authorized	Account Held by the Fund or for its Account	Amount Outstanding Exclusive of Amount Held by the Fund or for its Account
Common shares of beneficial interest, par value $0.001 per share	Unlimited	0	10,617,212
Institutional Shares	Unlimited	0	10,617,212
Class M Shares*	Unlimited	0	0
Class A Shares	Unlimited	0	0
Class U Shares*	Unlimited	0	0

*	Class M Shares and Class U Shares are not currently offered.

The first paragraph of the subsection entitled “Plan of Distribution – Common Shares” in the Prospectus is deleted in its entirety and replaced with the following:

The Fund currently offers two classes of Shares: Institutional Shares and Class A Shares. The Fund has received exemptive relief from the SEC to, among other things, issue multiple classes of Shares and to impose asset-based distribution fees and early-withdrawal fees as applicable. The Fund may in the future register and include other classes of Shares in the offering.

The first paragraph of the subsection entitled “Plan of Distribution – Share Class Considerations” in the Prospectus is deleted in its entirety and replaced with the following:

Share Class Considerations

The Fund offers two classes of Shares: Institutional Shares and Class A Shares. When selecting a share class, you should consider the following:

•	which share classes are available to you;

•	the amount you intend to invest;

•	how long you expect to own the Shares; and

•	total costs and expenses associated with a particular share class.

Intra-Fund Share Class Conversions

Subject to the conditions set forth in this paragraph, shares of one class of the Fund may be converted into (i.e., reclassified as) shares of a different class of the Fund at the request of a shareholder’s financial intermediary. To qualify for a conversion, the shareholder must satisfy the conditions for investing in the class into which the conversion is sought (as described in the Fund’s prospectus and the SAI). Also, shares are not eligible to be converted until any applicable CDSC period has expired. No sales charge will be imposed on the conversion of shares. The financial intermediary making the conversion request must submit the request in writing. In addition, the financial intermediary or other responsible party must process and report the transaction as a conversion. The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion. It generally is expected that conversions will not result in taxable gain or loss.

The subsection entitled “Plan of Distribution – Class A Shares – Sales Load” in the Prospectus is deleted in its entirety and replaced with the following:

Sales Load

Unless eligible for a sales load waiver, investors purchasing Class A Shares will pay a sales load based on the amount of their investment in the Fund. The sales load varies depending on the size of your purchase, as set forth in the tables below. The actual sales load paid may vary among and within Dealers, as described herein. No sales load is imposed when Class A Shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. A reallowance to participating broker-dealers will be made by the Distributor from the sales load paid by each investor.

Because the offering price is calculated by two decimal places, the dollar amount of the sales load as a percentage of the offering price and an investor’s net amount invested for any particular purchase of Shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

Class A Shares of the Fund are sold subject to the following sales load:

Your investment	Sales charge as a % of the offering price	Sales charge as a % of net asset value	Dealer compensation as a % of offering price
Less than $100,000	2.50%	2.56%	2.50%
$100,000 but less than $250,000	2.00%	2.04%	2.00%
$250,000 and over[1]	None	None	1.50%

[1]

If you invest $250,000 or more in Class A Shares, you will not pay an initial sales load. In the case, the Advisor compensates the Dealer from its own resources. However, if the Fund repurchases your Class A Shares within 18 months after purchase, you may be charged a deferred sales charge of 1.50% of the lesser of the original cost of the Class A Shares being repurchased or your repurchase proceeds.

The following subsection is added immediately prior to the subsection entitled “Plan of Distribution – Class A Shares – Sales Charge Waivers – Right of Accumulation” in the Prospectus:

Letter of Intent. An investor may qualify for a reduced front-end sales charge immediately by signing a “Letter of Intent” stating the investor’s intention to make one or more of the following investments within the next 13 months which would, if bought all at once, qualify the investor for a reduced sales charge:

i.	Buy a specified amount of Investor A, Investor C, Investor P, Institutional, Class K and/or Premier Shares of Eligible BlackRock Open-End Funds,
ii.	Make an investment in one or more Eligible Unlisted BlackRock Closed-End Funds and/or
iii.	Make an investment through the BlackRock CollegeAdvantage 529 Program in one or more Eligible BlackRock Open-End Funds.

The initial investment must meet the minimum initial purchase requirement. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Fund.

The market value of current holdings in the Eligible BlackRock Open-End Funds (including Investor A, Investor C, Investor P, Institutional, Class K and Premier Shares, Eligible Unlisted BlackRock Closed-End Funds and the BlackRock CollegeAdvantage 529 Program Class A and Class C Units) as of the date of commencement that are eligible under the Right of Accumulation may be counted towards the sales charge reduction.

The investor must notify the Fund of (i) any current holdings in the Eligible BlackRock Open-End Funds, Eligible Unlisted BlackRock Closed-End Funds and/or the BlackRock CollegeAdvantage 529 Program that should be counted towards the sales charge reduction and (ii) any subsequent purchases that should be counted towards the Letter of Intent.

During the term of the Letter of Intent, the Fund will hold Class A Shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, the Fund will redeem enough of the Class A Shares held in escrow to pay the difference.

The following subsection is added immediately after the subsection entitled “Plan of Distribution – Class A Shares – Sales Charge Waivers” in the Prospectus:

CDSC

If you invest $250,000 or more in Class A Shares, you will not pay any initial sales load. However, if the Fund repurchases your Class A Shares within 18 months after purchase, you may be charged a deferred sales charge of 1.50% of the lesser of the original cost of the Class A Shares being repurchased or your repurchase proceeds. For a discussion on waivers, see “CDSC Waivers.”

CDSC Waivers

The deferred sales charge relating to Class A Shares may be reduced or waived in certain circumstances, such as:

◾

Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent);

◾	Withdrawals resulting from shareholder disability (as defined in the Internal Revenue Code) as long as the disability arose subsequent to the purchase of the shares; and

◾	Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund.

The first paragraph of the subsection entitled “Plan of Distribution – Distribution and Servicing Plan – Class A Shares” in the Prospectus is deleted in its entirety and replaced with the following:

The Fund has adopted a distribution plan to pay to the Distributor a Distribution and Servicing Fee for certain activities relating to the distribution of Class A Shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class A Shares. The Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the Investment Company Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 in accordance with the terms of the Multi-Class Exemptive Relief. Under the Distribution and Servicing Plan, the Fund pays the Distributor a distribution fee and shareholder servicing fee that together accrue at an annual rate equal to 0.75%, which reduce the NAV of Class A Shares. Because these fees are paid out of the Fund’s Class A Shares assets on an ongoing basis, over time, they will increase the cost of an investment in Class A Shares, including causing the Class A Shares to have a higher expense ratio, pay lower dividends and have a lower total return than Institutional Shares. 0.25% of the fee is a shareholder service fee and the remaining portion is a distribution fee.

The following subsection is added immediately prior to the subsection entitled “Plan of Distribution – Request for Multiple Copies of Shareholder Documents” in the Prospectus:

Reinstatement Privilege

If you tender for repurchase Class A Shares of the Fund and buy new Class A Shares of the Fund or Investor A Shares of an Eligible BlackRock Open-End Fund (equal to all or a portion of the redemption amount) within 90 days of such repurchase, you will not pay a sales charge on the new purchase amount. This right may be exercised within 90 days of the repurchase, provided that Class A Shares of the Fund or the Investor A Share class of the Eligible BlackRock Open-End Fund is currently open to new investors or the shareholder has a current account in that closed fund. Shares will be purchased at the net asset value calculated at the close of trading on the day the request is received. To exercise this privilege, the Fund must receive written notification from the shareholder of record or the Dealer of record, at the time of purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

The following subsection is added immediately prior to the subsection entitled “Plan of Distribution – Payments to Financial Intermediaries – Servicing Arrangements” in the Prospectus:

Placement Fees

The Advisor pays a placement fee of 1.50% to Dealers on purchases of Class A Shares over $250,000.

The third paragraph of the section entitled “Distribution of Fund Shares” in the SAI is deleted in its entirety and replaced with the following:

Under the terms of the Multi-Class Exemptive Relief, the Fund is subject to Rule 18f-3 under the Investment Company Act. The Fund has adopted a Multi-Class Plan pursuant to Rule 18f-3 under the Investment Company Act. Under the Multi-Class Plan, Shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses; and (c) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and shall have exclusive voting rights on any matter submitted to shareholders that relates solely to that class.

The first paragraph of the subsection entitled “Distribution of Fund Shares – Distribution and Servicing Plan” in the SAI is deleted in its entirety and replaced with the following:

Under the terms of the Multi-Class Exemptive Relief, the Fund is subject to Rule 12b-1 under the Investment Company Act. The Fund has adopted the Distribution and Servicing Plan and intends to pay the Distribution and Servicing Fee under such plan. The Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the Investment Company Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. The Distribution and Servicing Plan permits the Fund to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class A Shares. Most or all of the distribution and/or service fees are paid to financial firms through which shareholders may purchase or hold Class A Shares. Because these fees are paid out of the Fund’s assets attributable to Class A Shares on an ongoing basis, over time they will increase the cost of an investment in Class A Shares, including causing the Class A Shares to have a higher expense ratio, pay lower dividends and have a lower total return than Institutional Shares.

Investors should retain this supplement for future reference.